SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported) August 26, 2002

                              ORALABS HOLDING CORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                     000-23039                       14-1623047
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(State or other                (Commission                   (I.R.S. Employer
jurisdiction                   File Number)                  Identification No.)
of incorporation)


      2901 South Tejon Street, Englewood, Colorado                     80110
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       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code                 303-783-9499
                                                  ------------------------------




         (Former name or former address, if changed since last report.)




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Item 5.  OTHER EVENTS

           On August 28, 2002, OraLabs Holding Corp issued a press release announcing that it received a notification letter from NASDAQ dated August 26, 2002, stating that the Company failed to meet the minimum one dollar per share stock price requirement for continued inclusion under NASDAQ Marketplace Rule 4310(c)(4), and that the Company has 180 calendar days, or until February 24, 2003, to regain compliance. A copy of the news release is attached hereto as Exhibit No. 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit 99  Press Release dated August 28, 2002, is filed herewith.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 ORALABS HOLDINGS CORP


                                       By:         /s/ Gary H. Schlatter
                                          --------------------------------------
                                          Gary H. Schlatter, President

Dated: August 28, 2002



                                  EXHIBIT INDEX

Exhibit No.        Description

   99              Press Release issued by the Registrant dated August 28, 2002.







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